GOODWILL	9 Months Ended
Sep. 30, 2017
Goodwill [Abstract]
Goodwill Disclosure [Text Block]
NOTE 7 - Goodwill:

The changes in the carrying amount of goodwill for the period ended September 30, 2017 were as follows:
	Generics	Specialty	Other	Total

	(U.S. $ in millions)
Balance as of January 1, 2017	$32,863	$9,323	$2,223	$44,409
Changes during the period:
Goodwill impairment	(6,100)	-	-	(6,100)
Goodwill adjustments (1)	1,482	-	(560)	922
Goodwill reclassified to assets held for sale	-	(905)	-	(905)
Goodwill disposed	(7)	(24)	-	(31)
Translation differences	968	106	23	1,097
Balance as of September 30, 2017	$29,206	$8,500	$1,686	$39,392

(1) Due to Actavis Generics and Rimsa measurement period adjustments. See note 3.

Following the acquisition of Actavis Generics, Teva conducted an analysis of its business segments, which resulted in a change to Teva's segment reporting and goodwill assignment in the fourth quarter of 2016. Teva reallocated goodwill to its adjusted reporting units using a relative fair value approach.

Teva determines the fair value of its reporting units using a weighting of fair values derived from the income approach. The income approach is a forward-looking approach to estimating fair value and utilizes the 2017 remaining year forecast, projections for growth off that base with an associated price erosion as well as terminal growth rate. Within the income approach, the method that was used is the discounted cash flow method. Teva started with a forecast of all the expected net cash flows associated with the reporting unit, which includes the application of a terminal value, and then applied a discount rate to arrive at a net present value amount. Cash flow projections are based on Teva’s estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions. The discount rate used is based on the weighted-average cost of capital adjusted for the relevant risk associated with country-specific characteristics.

Given certain developments in its businesses and especially the significant decline of its share price during the third quarter of 2017, Teva reassessed its cash flow projections for its reporting units as of September 30, 2017, focusing on its specialty reporting unit and its U.S. generics reporting unit. As part of this assessment, Teva considered the sensitivity of estimates and assumptions used in the latest projections and the sensitivity of changes to the prior projections on its June 30, 2017 impairment testing.

Specialty reporting unit

Teva adjusted its projections for its specialty reporting unit to reflect significant events that took place during and shortly after the third quarter of 2017, mainly the FDA approval of a generic version of Copaxone® and the subsequent launch at risk of a competing product in the U.S. market, as well as the unfavorable trial outcome for laquinimod and the favorable trial outcomes for Austedo® and fremanezumab. Teva reflected the expected implications of these developments in the cash flow projections and discounted the adjusted cash flow amounts by adding an additional risk premium of 1.5% to the weighted average cost of capital ("WACC") of 6.8%, which Teva uses for most of its worldwide operations, reflecting the increased uncertainties in its specialty business.

The percentage difference between estimated fair value and estimated carrying value for the specialty reporting unit is 40%, following the impact of the above mentioned events.

U.S. generics reporting unit

During the second quarter of 2017, Teva identified certain developments in the U.S. market, which negatively impacted Teva's outlook for its U.S. generics business. These developments included: (i) additional pricing pressure in the U.S. market as a result of customer consolidation into larger buying groups to extract further price reductions; (ii) accelerated FDA approval of additional generic versions of off-patent medicines, resulting in increased competition for these products; and (iii) delays in new launches of certain of Teva's generic products. These developments caused Teva to revisit its assumptions supporting the cash flow projections for its U.S. generics reporting unit, including: (i) expected price erosion and certain revenue growth assumptions; (ii) the associated operating profit margins; and (iii) the terminal growth rate of its U.S. generics reporting unit.

In determining the discounted cash flow of Teva's U.S. generics reporting unit, Teva used the following key assumptions: Teva expects revenue and operating profits to continue to decline in the next two years, as its ability to successfully launch new generic products is not expected to offset or exceed the price and volume erosion for its existing portfolio prior to 2020, following which time, in 2020 and 2021, Teva expects to return to moderate growth. Teva assumes a terminal growth rate of 2% for the coming years, in line with recent general outlook for the U.S. generics market. The resulting cash flow amounts were discounted using a WACC of 6.8%, which Teva uses for most of its worldwide operations, except for the specialty reporting unit, as described above. If Teva holds all other assumptions constant, a reduction in the terminal growth rate by 0.1% or an increase in discount rate by 0.1% would each result in an additional impairment of approximately $450 million.

Based on the revised discounted cash flows analysis, Teva recorded a goodwill impairment charge of $6.1 billion related to its U.S. generics reporting unit in the second quarter of 2017. The remaining goodwill allocated to this reporting unit amounted to $15.5 billion as of June 30, 2017, and remained unchanged as of September 30, 2017.

As of September 30, 2017, Teva adjusted the projections for its U.S. generics reporting unit to reflect favorable events, partially offset by further increased pressure in the U.S. generics market. Teva believes that risks are appropriately reflected in the cash flow projections and therefore no risk premium is required to the discount rate of 6.8%. The adjustments to the projections resulted in a slight increase of the fair value over carrying value with a percentage difference of 1%. Goodwill allocated to this reporting unit remained unchanged as of September 30, 2017.

Other reporting units

Teva concluded that, other than the impact of the events described above in connection with the specialty and U.S. generics reporting units, no additional events occurred or circumstances changed during the three months ended September 30, 2017, which would indicate that the fair value of any reporting unit may be below its carrying value. As the facts and circumstances had not materially changed since the date of the previous impairment test, Teva concluded that the carrying value of each of the reporting units continues to be in excess of its fair value. However, following the 2016 goodwill impairment, the carrying value of the Rimsa reporting unit equals its fair value. The remaining goodwill allocated to this reporting unit was approximately $1 billion as of September 30, 2017. See note 3 for further discussion. In addition, with regards to Teva's other activities, which are comprised of its distribution and medical device businesses, a hypothetical decrease in the fair value of approximately 6% could trigger a potential impairment of its goodwill.

For Teva’s other reporting units, the percentage difference between estimated fair value and estimated carrying value, as of September 30, 2017, ranged between 32% for Teva's European generics reporting unit and 40% for the ROW generics reporting unit. In determining the fair value of these reporting units, Teva used a discounted cash flow analysis and applied the following key assumptions: expected revenue growth and operating profit margins including an estimate for price erosion and discount rate, among others.

If market conditions continue to deteriorate, or if Teva is unable to execute its strategies, it may be necessary to record further impairment charges in the future.

For all of Teva’s business units, the new President and Chief Executive Officer may make changes to any of the current strategies, which may affect the assumptions. Any change in key assumptions may potentially result in additional impairment charges on goodwill.

Teva's management has reflected recent developments in its goodwill impairment analysis and has assessed Teva's fair value (net of debt) to be higher than its equity value of $30.3 billion and significantly higher than its market capitalization of $17.9 billion, as of September 30, 2017. As of June 30, 2017, equity value was $29.6 billion and market capitalization was $33.7 billion. Management believes that its fair value assessment is reasonable and reflects business conditions and current plans. The current market capitalization is influenced by industry circumstances as well as uncertainties specific to Teva. Teva believes that short-term fluctuations in its share prices may not necessarily reflect underlying values. Management will continue to monitor business conditions and will also consider the length and severity of the market capitalization decline and the reasons for the decline when assessing whether goodwill impairment exists.